                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
         Date of Report (Date of earliest event reported): May 11, 2006


                        Commission File Number 001-31921


                      COMPASS MINERALS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                     Delaware                                 36-3972986
 (State or other jurisdiction of incorporation           (I.R.S. Employer
               or organization)                         Identification Number)


                             9900 WEST 109TH STREET
                                    SUITE 600
                             OVERLAND PARK, KS 66210
                                 (913) 344-9200
          (Address of principal executive offices and telephone number)


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

2

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ENTRY INTO EMPLOYMENT AGREEMENT WITH ANGELO C. BRISIMITZAKIS

On May 11, 2006, the Company entered into an Employment Agreement with Angelo C. Brisimitzakis (the "Employment Agreement") to serve as the Company's President and CEO, which Employment Agreement is attached as Exhibit 10.1 and incorporated herein by reference. Mr. Brisimitzakis will also join the Company's Board of Directors. The Employment Agreement is effective as of May 11, 2006 and continues until age 65, unless earlier terminated as provided therein. Mr. Brisimitzakis's Employment Agreement provides an annual base salary of $450,000. In addition, he will be eligible for the Company's Annual Incentive Plan (AIP) with a target level of 80%, except that the 2006 AIP payment will not be less than 45% of his annual base salary. The AIP was disclosed in a Form 8-K that was filed on August 3, 2005. Mr. Brisimitzakis is also being granted 25,000 Restricted Stock Units and 100,000 Non-Qualified Stock Options. The forms of Non-Qualified Stock Option Award and Restricted Stock Units Award Agreements were filed as Exhibits 10.1 and 10.2 to the Company's Form 8-K that was filed on January 27, 2006. The Restricted Stock Units entirely vest three years following the grant date and the stock options vest 25% per year, starting one year from the grant date. If Mr. Brisimitzakis is terminated for any reason other than death, disability, resignation or Cause (as defined in the Employment Agreement), he will be entitled to the compensation due under the Employment Agreement through his termination, plus the lesser of: 1) an amount equal to 2 times base salary for the 12 months immediately prior to termination; or 2) continuation of his base salary to age 65. In addition, he will receive 18 months of COBRA continuation coverage and immediate vesting of all stock options and/or restricted stock units granted through the date of termination. In addition, the Company entered into a Change in Control Severance Agreement with Mr. Brisimitzakis, in the form attached hereto as Exhibit 10.2 and incorporated herein by reference. Finally, the Company entered into a Restrictive Covenant Agreement with Mr. Brisimitzakis, in the form attached hereto as Exhibit 10.3 and incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

RESIGNATION OF MICHAEL E. DUCEY AS PRESIDENT AND CEO OF THE COMPANY AND FROM THE COMPANY'S BOARD OF DIRECTORS


Effective May 11, 2006, Michael E. Ducey resigned from his positions as President and CEO of the Company and his position as a member of the Board of Directors of the Company. Mr. Ducey's resignation was pursuant to his announced resignation as discussed in his employment agreement, as filed with the SEC on November 11, 2005. Pursuant to the terms of his employment agreement, Mr. Ducey will assist in the smooth and orderly transition to Mr. Brisimitzakis.


APPOINTMENT OF ANGELO C. BRISIMITZAKIS AS PRESIDENT AND CEO


Effective May 11, 2006, the Board appointed Angelo C. Brisimitzakis as President and CEO of the Company. Mr. Brisimitzakis last served as Executive Vice President and General Manager of the Flame Retardants and Performance Products division at Great Lakes Chemical Corporation. Mr. Brisimitzakis joined Great Lakes Chemical in 1998 as Vice President, global supply chain, following 14 years at General Electric Corporation, where he held leadership positions in sales, technology, business development, supply chain and business management functions.


Mr. Brisimitzakis earned a Ph.D. in Chemistry from New York University and an M.B.A. in Marketing from NYU/Pace University.

APPOINTMENT OF ANGELO C. BRISIMITZAKIS TO THE BOARD OF DIRECTORS


Effective May 11, 2006, the Board appointed Angelo C. Brisimitzakis to the Board of Directors of the Company, which appointment filled the vacancy created by the departure of Michael E. Ducey.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

Exhibit No.    Document

10.1 Employment Agreement effective May 11, 2006, between the Company and Angelo C. Brisimitzakis.

10.2 Change in Control Severance Agreement effective May 11, 2006, between the Company and Angelo C. Brisimitzakis.

10.3 Restrictive Covenant Agreement effective May 11, 2006, between the Company and Angelo C. Brisimitzakis.

99.1     Press release dated May 11, 2006.

                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          COMPASS MINERALS INTERNATIONAL, INC.

Date: May 11, 2006        /s/ Rodney L. Underdown
                          -------------------------------------
                          Rodney L. Underdown
                          Vice President, Chief Financial Officer, Secretary and
                          Treasurer